UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2023

MAGENTA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38541	81-0724163
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Technology Square, 8th Floor Cambridge, Massachusetts	02139
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (857) 242-0170

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	MGTA	The Nasdaq Global Market
Preferred Stock Purchase Rights		The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

Effective May 15, 2023, Dr. Lisa Olson, Head of Research and Chief Scientific Officer of Magenta Therapeutics, Inc. (the “Company” or “Magenta”), has left the Company due to the completion of the sale of certain of Magenta’s assets and its announced proposed merger with Dianthus Therapeutics, Inc. (“Dianthus”). The Company thanks Dr. Olson for her contributions and guidance to Magenta during her tenure. Magenta has entered into a consulting agreement with Dr. Olson for work on an as-requested basis and at an hourly rate.

Dr. Olson will be entitled to receive severance upon the execution of a separation agreement satisfactory to Magenta. Assuming the execution of this agreement, Dr. Olson will be entitled to receive severance benefits pursuant to the terms of her Amended and Restated Employment Agreement with the Company, with an effective date of May 2, 2022, attached as Exhibit 10.11 to Magenta’s Annual Report on Form 10-K filed with the SEC on March 23, 2023.

Forward-Looking Statements

This Current Report on Form 8-K and any exhibits filed or furnished herewith contain forward-looking statements (including within the meaning of Section 21E of the Exchange Act and Section 27A of the Securities Act) concerning Magenta, Dianthus, the proposed transactions and other matters. These forward-looking statements include express or implied statements relating to: completion of the proposed merger between Magenta and Dianthus; severance arrangements; the contents of Dr. Olson’s separation agreement; and the Company’s plans to retain Dr. Olson as a consultant. The words “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions (including the negatives of these terms or variations of them) may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements are based on current expectations and beliefs concerning future developments and their potential effects.

These forward-looking statements involve a number of risks, uncertainties (some of which are beyond Magenta’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the risk that the conditions to the closing or consummation of the transaction are not satisfied, including the failure to obtain stockholder approval for the transaction; the risk that the concurrent financing is not completed in a timely manner or at all; uncertainties as to the timing of the consummation of the proposed transaction and the ability of each of Magenta and Dianthus to consummate the transactions contemplated by the proposed transaction; risks related to Magenta’s continued listing on Nasdaq until the closing of the proposed transaction and the combined company’s ability to remain listed following the proposed transaction; risks related to Magenta’s and Dianthus’ ability to correctly estimate their respective operating expenses and expenses associated with the proposed transaction, as well as uncertainties regarding the impact any delay in the closing would have on the anticipated cash resources of the resulting combined company upon closing and other events and unanticipated spending and costs that could reduce the combined company’s cash resources; the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement or any of the transactions contemplated thereby; the effect of the announcement or pendency of the proposed merger on Magenta’s or Dianthus’ business relationships, operating results and business generally; costs related to the proposed merger; the outcome of any legal proceedings that may be instituted against Magenta, Dianthus or any of their respective directors or officers related to the merger agreement or the transactions contemplated thereby; the ability of Magenta or Dianthus to protect their respective intellectual property rights; competitive responses to the proposed transaction; unexpected costs, charges or expenses resulting from the proposed transaction; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; legislative, regulatory, political and economic developments; and those uncertainties and factors described under the heading “Risk Factors,” “Risk Factor Summary” and “Forward-Looking Statements” in the Magenta’s most recent Annual Report on Form 10-K filed with the SEC on March 23, 2023, as well as discussions of potential risks, uncertainties, and other important factors included in Magenta’s other filings made with the Securities and Exchange Commission from time to time, any risk factors related to Magenta or Dianthus made available to you in connection with the proposed transaction, as well as risk factors associated with companies, such as Dianthus, that operate in the biopharma industry. Should one or more of these risks or uncertainties materialize, or should any of Magenta’s or Dianthus’ assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Nothing in this Current Report on Form 8-K should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this Current Report on Form 8-K, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein. Magenta does not undertake or accept any duty to release publicly any updates or revisions to any forward-looking statements. This Current Report on Form 8-K does not purport to summarize all of the conditions, risks and other attributes of an investment in Magenta.

No Offer or Solicitation

This Current Report on Form 8-K and any exhibits filed or furnished herewith are not intended to and do not constitute (i) a solicitation of a proxy, consent or approval with respect to any securities or in respect of the proposed transaction or (ii) an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act or an exemption therefrom. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE SECURITIES OR DETERMINED IF THIS CURRENT REPORT ON FORM 8-K AND ANY EXHIBITS FILED OR FURNISHED HEREWITH ARE TRUTHFUL OR COMPLETE.

Important Additional Information About the Proposed Transaction Will be Filed with the SEC

In connection with the proposed transaction between Magenta and Dianthus, Magenta intends to file relevant materials with the SEC, including a registration statement on Form S-4 that includes a proxy statement/prospectus, which was initially filed with the SEC on May 15, 2023. MAGENTA URGES INVESTORS AND STOCKHOLDERS TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MAGENTA, DIANTHUS, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and stockholders will be able to obtain free copies of the proxy statement/prospectus and other documents filed by Magenta with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders should note that Magenta communicates with investors and the public using its website (www.magentatx.com) and the investor relations website (investors.magentatx.com) where anyone will be able to obtain free copies of the proxy statement/prospectus and other documents filed by Magenta with the SEC and stockholders are urged to read the proxy statement/prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed transaction.

Participants in the Solicitation

Magenta, Dianthus and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from stockholders in connection with the proposed transaction. Information about Magenta’s directors and executive officers is included in Magenta’s most recent Annual Report on Form 10-K, as amended, including any information incorporated therein by reference, as filed with the SEC, and the registration statement on Form S-4 initially filed with the SEC on May 15, 2023, and any amendments thereto as filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGENTA THERAPEUTICS, INC.

Date:	May 19, 2023

By:	/s/ Stephen Mahoney
Stephen Mahoney
Title:	President, Chief Financial and Operating Officer

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